UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

COMMUNITY FINANCIAL SHARES, INC.

(Exact name of registrant as specified in charter)

Maryland	0-51296	36-4387843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (630) 545-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 2, 2015, Community Financial Shares, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wintrust Financial Corporation (“Wintrust”), an Illinois corporation, and Wintrust Merger Sub LLC (“Merger Co.”), an Illinois limited liability company and wholly owned subsidiary of Wintrust. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into Merger Co. (the “Merger”), with Merger Co. as the surviving corporation in the Merger.

The aggregate merger consideration to be paid to Company stockholders by Wintrust in connection with the Merger is intended to total $42,375,000, subject to adjustment as set forth in the Merger Agreement. Pursuant to the Merger Agreement, following the approval of certain amendments to the Company’s articles of incorporation by the Company’s stockholders, each outstanding share of the Company’s Series C preferred stock, Series D preferred stock and Series E preferred stock (collectively, the “Company Preferred Stock”) will be automatically converted to shares of Company common stock immediately prior to the Effective Time (the “Preferred Stock Conversion”). Shares of Company common stock outstanding at the effective time of the Merger (the “Effective Time”) (including shares of Company Preferred Stock which will have been converted into Company common stock in connection with the Preferred Stock Conversion and excluding shares held by the Company and its subsidiary bank and dissenting shares), will be converted into the right to receive the merger consideration (as described below) paid in a combination of approximately 50% cash and approximately 50% shares of Wintrust common stock. The Merger Agreement contemplates that prior to the closing date, each option granted by the Company to purchase Company common stock that is outstanding and unexercised as of the date of the Merger Agreement will be terminated and cancelled and redeemed by the Company, and holders of such options will not be entitled to receive the merger consideration. If the Company fails to achieve a specified adjusted net worth, calculated as set forth in the Merger Agreement as of the closing, then the aggregate consideration to be paid to Company stockholders shall be reduced dollar-for-dollar by an amount equal to the amount of such shortfall, as set forth in the Merger Agreement.

The total number of shares of Wintrust common stock to be issued to Company stockholders will be calculated by dividing $21,187,500 by the volume-weighted average price of Wintrust’s common stock for the ten trading days prior to and including the second trading day immediately before the closing of the Merger (the “Wintrust Common Stock Price”); provided, however, that if the Wintrust Common Stock Price is less than $42.50, then the number of Wintrust common shares to be issued to Company stockholders will be 498,530, and if the Wintrust Common Stock Price is greater than $52.50, then the number of Wintrust common shares to be issued to Company stockholders shall be 403,572, subject in each case to adjustment as set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties by Wintrust, Merger Co. and the Company, and the Company has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, including specific forbearances with respect to its business activities, (2) the Company’s obligation to call a meeting of its stockholders to approve the Merger Agreement and the Preferred Stock Conversion, and, subject to certain exceptions, that its Board of Directors recommend that Company stockholders vote to approve the Merger Agreement and the Preferred Stock Conversion and (3) the Company’s non-solicitation obligations regarding alternative acquisition proposals.

The completion of the Merger is subject to certain closing conditions, including, among others, (i) subject to certain materiality exceptions, the accuracy of each party's representations and warranties in the Merger Agreement and performance by each party of their respective obligations under the Merger Agreement; (ii) the receipt of required regulatory approvals and expiration of required regulatory waiting periods; (iii) receipt of requisite approvals by the Company’s stockholders of the Merger Agreement and the transactions contemplated therein, including the Merger and the Preferred Stock Conversion; (iv) the absence of dissenting stockholders representing greater than 5% of the shares of outstanding common stock of the Company; (v) the absence of certain litigation or orders; (vi) the filing by the Company with appropriate tax authorities of certain amendments to the Company’s consolidated federal and state income tax returns; (vii) the delivery by the Company to Wintrust of balance sheets of the Company confirming that the Company’s outstanding indebtedness and reserve for loan losses meet certain specified levels set forth in the Merger Agreement; (viii) the receipt of certain third party consents; (ix) the absence of any change or any condition, event, circumstance, fact or occurrence that would have a material adverse effect on the Company or Wintrust; (x) the effectiveness of a registration statement on Form S-4 to be filed by Wintrust covering shares of common stock of Wintrust to be issued pursuant to the Merger; (xi) the approval of shares of common stock of Wintrust to be issued pursuant to the Merger for listing on the Nasdaq Global Select Market, to the extent further approval is required; and (xii) the delivery by Wintrust of instruments for the due assumption of the Company’s debt, guarantees, securities or other agreements, to the extent required by such agreements. The Merger is expected to be completed in the second or third calendar quarter of 2015.

The Merger Agreement provides certain termination rights for both Wintrust and the Company and further provides that a termination fee of either $900,000 or $1,750,000, plus documented out-of-pocket expenses and costs not to exceed $325,000, will be payable by the Company upon termination of the Merger Agreement under certain circumstances. The Merger Agreement also provides that a termination fee of $900,000, plus documented out-of-pocket expenses and costs not to exceed $325,000, will be payable by Wintrust upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive the consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Wintrust or the Company, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Wintrust, the Company, their respective affiliates or their respective businesses and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of the Company and a prospectus of Wintrust, as well as in the Forms 10-K, Forms 10-Q and other documents that each of Wintrust and the Company file with or furnish to the Securities and Exchange Commission (“SEC”).

Each director and executive officer of the Company has executed a voting agreement with Wintrust pursuant to which the individual has agreed to vote all of his or her Company voting securities in favor of the Merger Agreement and the Preferred Stock Conversion.

Item 8.01	Other Events.

On March 2, 2015, Wintrust and the Company issued a joint press release announcing that the parties had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results of Wintrust or the Company to differ materially from expected results include: expected cost savings, synergies and other financial benefits from the Merger might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; the requisite stockholder and regulatory approvals for the Merger might not be obtained; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in each company’s allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in each company’s market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, each company’s net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in each company’s market areas; decreases in the secondary market for the sale of loans; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require an increase in the reserve for loan losses, write-down of assets, change in regulatory capital position or affect the ability to borrow funds or maintain or increase deposits, which could adversely affect liquidity and earnings; legislative or regulatory changes that adversely affect each company’s business including the effect of Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III, changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the ability of each company to attract and retain deposits; increases in premiums for deposit insurance; management’s assumptions in determining the adequacy of the allowance for loan losses; the ability to control operating costs and expenses; the use of estimates in determining fair value of certain of assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on each company’s balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect each company’s workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; the ability to retain key members of each company’s senior management team; costs and effects of litigation, including settlements and judgments; the ability of Wintrust to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to each company; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; and other economic, competitive, governmental, regulatory, and technological factors affecting each company’s operations, pricing, products and services; and the other risks described in Wintrust’s and the Company’s reports filed with the SEC.

Additional Information

Wintrust will file a Registration Statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of the Company that also constitutes a prospectus of Wintrust, which will be sent to the stockholders of the Company. Company stockholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Wintrust, the Company and the proposed transaction. When filed, this document and other documents relating to the Merger filed by Wintrust and the Company can be obtained free of charge from the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained via Wintrust’s corporate website, www.wintrust.com, under the heading “Investor Relations” and then under the link “Documents,” or the Company’s corporate website, www.cbwge.com, under the heading “Investor Relations,” or free of charge from Wintrust upon written request to Wintrust Financial Corporation, Attn: Investor Relations, 9700 W. Higgins Road, Suite 800, Rosemont, Illinois 60018 or by calling (877) 873-5406, or from the Company, upon written request to Community Financial Shares, Inc., Attn: Donald H. Wilson, President and Chief Executive Officer, 357 Roosevelt Road, Glen Ellyn, Illinois 60137 or by calling (630) 545-0900.

Participants in this Transaction

Wintrust, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Wintrust filed with the SEC on April 4, 2014 and the definitive proxy statement of the Company filed with the SEC on December 16, 2014. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Wintrust Financial Corporation, Wintrust Merger Sub LLC and Community Financial Shares, Inc. (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request)

	99.1	Joint Press Release Dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.

/s/ Donald H. Wilson
Donald H. Wilson
President and Chief Executive Officer

Date: March 2, 2015